HELIX
ENERGY SOLUTIONS



Second Quarter 2016 Conference Call

July 20, 2016

Navigating the present, focusing on the future.

Forward Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

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Presentation Outline



CANYON

Schilling ROV on Grand Canyon II

Executive Summary



Executive Summary

($ in millions, except per share data)	Three Months Ended			Six Months Ended	
	6/30/2016	6/30/2015	3/31/2016	6/30/2016	6/30/2015
Revenues	$ 107	$ 166	$ 91	$ 198	$ 356
Gross profit (loss)	$ 6	$ 24	$ (17)	$ (11)	$ 59
	5%	*15%*	*-19%*	*-6%*	*17%*
Net income (loss)	$ (11)	$ (3)	$ (28)	$ (38)	$ 17
Diluted earnings (loss) per share	$ (0.10)	$ (0.03)	$ (0.26)	$ (0.36)	$ 0.16
Adjusted EBITDA[1]					
Business segments	$ 23	$ 43	$ 5	$ 28	$ 96
Corporate, eliminations and other	(8)	(7)	(4)	(12)	(9)
Adjusted EBITDA	$ 15	$ 36	$ 1	$ 16	$ 87

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 23.

Executive Summary

Operations

- Q2 2016 net loss of $11 million, $(0.10) per diluted share, compared to Q1 2016 net loss of $28 million, $(0.26) per diluted share
- Q2 2016 Adjusted EBITDA[1] of $15 million compared to Adjusted EBITDA of $1 million in Q1 2016
- Well Intervention – Q2 2016
  - *Q4000* utilization 99%
  - *Q5000* utilization 100% after going on contracted rates in mid-May
  - *Well Enhancer* utilization 75%; *Seawell* (reactivated) utilization 23%; *Skandi Constructor* warm stacked
- Robotics – Q2 2016
  - Robotics chartered vessels utilization 61%; ROVs, trenchers and ROVDrills utilization 48%
- *Siem Helix 1* delivered in June 2016; currently integrating and commissioning topside equipment

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 23.

Executive Summary

Balance Sheet

- Liquidity[1] of approximately $543 million at 6/30/16
- Net proceeds of $39 million associated with the sale of approximately 5.1 million shares of our common stock under the at-the-market ("ATM") offering program
- Cash and cash equivalents totaled $492 million at 6/30/16
  - $6 million of cash used for repurchase of Convertible Senior Notes in Q2 2016
  - $16 million of cash used for scheduled principal debt repayments in Q2 2016
  - $35 million of cash used for capital expenditures in Q2 2016
- Long-term debt of $711 million at 6/30/16 compared to $732 million at 3/31/16
- Net debt[2] of $219 million at 6/30/16 compared to $244 million at 3/31/16
- See debt instrument profile on slide 14

[1]Liquidity is calculated as the sum of cash and cash equivalents ($492 million) and available capacity under our revolving credit facility ($51 million)
[2]Net debt is calculated as total long-term debt less cash and cash equivalents

Operational Highlights



Business Segment Results

($ in millions)

	Three Months Ended					
	6/30/2016		6/30/2015		3/31/2016	
Revenues						
Well Intervention	$ 60		$ 86		$ 46	
Robotics	39		75		32	
Production Facilities	19		20		18	
Intercompany elimination	(11)		(15)		(5)	
Total	$ 107		$ 166		$ 91	
Gross profit (loss)						
Well Intervention	3	5%	7	8%	(14)	-30%
Robotics	(7)	-17%	9	13%	(10)	-32%
Production Facilities	10	52%	9	42%	7	40%
Elimination and other	-		(1)		-	
Total	$ 6	5%	$ 24	15%	$ (17)	-19%

Second Quarter 2016

- 54% utilization across the well intervention fleet
- *Q4000* 99% utilization; *Q5000* on contracted rates since mid-May
- *Well Enhancer* 75% utilization, *Seawell* (reactivated) 23% utilization; *Skandi Constructor* warm stacked the entire quarter
- Robotics achieved 61% utilization on chartered vessel fleet; 48% utilization of ROVs, trenchers and ROVDrills



Seawell

Well Intervention

Gulf of Mexico

- *Q4000* 99% utilized in Q2 2016
- *Q5000* placed on contracted rates in mid May
- IRS no.1 unutilized but available for rental market
- *Helix 534* remains stacked

North Sea

- *Seawell* warm stacked until early June and mobilized for construction project on June 9th; vessel fully recertified and systems recommissioned without issue
- *Skandi Constructor* warm stacked in Norway
- *Well Enhancer* completed intervention project and successfully deployed coil tubing; coil tubing project a strategic achievement – first successful coil tubing project from a monohull in shallow water



Q4000

Robotics

- 61% chartered vessel fleet utilization in Q2 2016; 48% utilization for ROVs, trenchers and ROVDrills
- *Deep Cygnus* nearly fully utilized in Q2 2016 for walk-to-work project in Equatorial Guinea that completed in late June
- *Grand Canyon* had 37 days of utilization in Q2 2016, including 21 days of IRM support work in June and a total of 16 days of spot market ROV support projects during April and May in the North Sea
- *Grand Canyon II* had good utilization during Q2 2016 performing a total of 78 days of ROV support work in the GOM
- Robotics had 7 days of spot vessel utilization in the GOM during Q2 2016
- The charter for *Rem Installer* terminated on July 12th



T1200 Trencher



Schilling ROV on
Grand Canyon II

Utilization



100%
80%
60%
40%
20%
0%
54%
23%
63%
61%
52%
81%
48%
39%
61%
Q2 2016
Q1 2016
Q2 2015
Well Intervention Vessels
ROV and Trencher Support Vessels
ROVs and Trenchers

Well Intervention Vessels
- *Q4000*
- *Skandi Constructor*[1]
- *Seawell*[2]
- *Well Enhancer*
- *Q5000*[5]
- *Helix 534*[6]

ROV and Trencher Support Vessels
- *Olympic Canyon*[1,3]
- *Deep Cygnus*[1]
- *Grand Canyon*[1]
- *Grand Canyon II*[1,4]
- *REM Installer*[1]
- *Spot vessels*[1]

ROVs and Trenchers
- 53 ROVs
- 2 ROVDrill units
- 5 Trenchers

[1]Chartered vessel
[2]Vessel completed life extension capital upgrades and has been warm stacked since early September 2015; recommenced operations early June 2016
[3]Vessel returned to owner in November 2015
[4]Vessel entered fleet in late April 2015
[5]Vessel entered fleet in late October 2015
[6]Vessel stacked since December 2015

Key Financial Metrics



SWL
50mt / 34m.
HELIX
HELIX

Debt Instrument Profile

Total funded debt[1] of $733 million at end of Q2 2016

- $193 million Convertible Senior Notes – 3.25%[2]
- $240 million Term Loan – LIBOR + 4.00%[3]
  - Annual amortization payments of 10%
- $86 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $214 million Q5000 Loan – LIBOR + 2.50%[4]
  - Annual amortization payments of 14% over 5 years with a final balloon payment



Debt Instrument Profile at 6/30/2016
Principal Payment Schedule
($ in millions)
$500
$400
$300
$200
$100
$0
$36
$72
$430
$43
$96
$56
2016
2017
2018
2019
2020
2021-2027
Term Loan
Convertible Notes
Q5000 Loan
MARAD

[1] Excludes unamortized debt discount and debt issuance costs
[2] Stated maturity 2032. First put/call date March 2018
[3] We have fixed through October 2016 the LIBOR interest rate on 50% of the Term Loan debt at 0.75% utilizing interest rate swaps
[4] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan debt at 1.51% utilizing interest rate swaps

Debt & Liquidity Profile[1]



($ in millions)
Debt 2
Liquidity 3
$2,000
$1,500
$1,000
$500
$0
$1,200
$900
$600
$300
$0
$1,996
$1,773
$1,338
$1,067
$1,338
$946
$1,138
$592
$1,002
$565
$554
$76
$537
$61
$749
$255
$711
$219
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
06/30/2016
Gross Debt
Net Debt
Liquidity

Liquidity of approximately $543 million at 6/30/2016

[1]Adjusted for new debt issuance cost presentation requirement, net of unamortized debt issuance costs (deferred financing costs)
[2]Net of unamortized debt discount under our Convertible Senior Notes. Net debt is calculated as total long-term debt less cash and cash equivalents
[3]Liquidity is calculated as the sum of cash and cash equivalents ($492 million) and available capacity under our revolving credit facility ($51 million of the $400 million facility based on TTM EBITDA as defined by the credit agreement)

2016 Outlook


GRAND CANYON

2016 Outlook: Forecast

($ in millions)	2016 Outlook	2015 Actual
Revenues	$ 510	$ 696
Adjusted EBITDA	90-120	173
CAPEX	230	353
Revenue Split:		
Well Intervention	$ 290	$ 373
Robotics	175	301
Production Facilities	75	76
Elimination	(30)	(54)
Total	**$ 510**	**$ 696**

Note: Industry conditions remain very challenging. We expect these industry conditions to persist throughout 2016 as oil prices have not recovered sufficiently to stimulate an increase in customer spending levels. Furthermore, our Robotics business is experiencing a sharp drop off in activity in 2016 as subsea construction related activities are affected more broadly by the lack of overall E&P spending that has already taken place. Although we expect to see some improved financial performance in the second half of 2016, there is no assurance that the above will be achieved as this forecast still assumes a significant amount of uncontracted work to develop in the second half of 2016.

2016 Outlook: Well Intervention

- Total backlog as of June 30, 2016 was approximately $1.7 billion
- The *Q4000* is expected to have high utilization for all of 2016
- The *Q5000* is under contract for the duration of 2016; currently, the *Q5000* is experiencing downtime
- IRS #1 is being actively marketed, but presently idle
- The *Well Enhancer* is expected to have good utilization in Q3 2016, with committed diving and intervention projects through November
- The *Seawell* is currently operating on diving and intervention projects that will extend through Q3 2016 and into Q4 2016; speculative outlook for remainder of Q4 2016
- The *Skandi Constructor* is warm stacked in Norway with poor visibility

2016 Outlook: Robotics

- We currently have ~180 days of firm contracted work for our chartered vessels for Q3 2016 as certain longer term trenching projects are set to commence in the North Sea
- *Grand Canyon* to be nearly fully utilized in Q3 2016, with a full month of IRM work expected in July and trenching projects to commence in August
- *Deep Cygnus* to perform various ROV support and trenching work during Q3 2016, with significant uninterrupted trenching work expected from September through late November
- *Grand Canyon II* has 56 days of firm ROV support work scheduled for Q3 2016 and is pursuing a number of additional ROV support opportunities
- *REM Installer* charter terminated on July 12, 2016
- We have delayed activation of the *Grand Canyon III* charter with the vessel owner until May 2017

2016 Outlook: Capex

2016 capex is currently forecasted at approximately $230 million, consisting of the following:

- $220 million in growth capital, primarily for newbuilds currently underway, including:
  - $95 million for *Q7000*
  - $100 million for *Siem Helix 1* and *Siem Helix 2* monohull vessels
  - $25 million for intervention riser systems and other
- $10 million for vessel maintenance and spares

2016 Outlook

Balance Sheet

- Our total funded debt level is scheduled to decrease by $79 million ($776 million at 12/31/15 to $697 million at 12/31/16) as a result of scheduled principal repayments and the $7 million repurchase of Convertible Senior Notes. The senior portion of our debt at year end 2016 is scheduled to be $501 million.
- Our net debt level is expected to range between $330 million and $390 million at year end 2016, up from $255 million at year-end 2015. The range takes into consideration many assumptions, including earnings levels, working capital changes, the sale of assets that have already transpired, expected tax refunds, etc.

Non-GAAP Reconciliations



Non-GAAP Reconciliations

($ in millions)	Three Months Ended			Six Months Ended		Twelve Months Ended
	6/30/2016	6/30/2015	3/31/2016	6/30/2016	6/30/2015	12/31/2015
Net income (loss)	$ (11)	$ (3)	$ (28)	$ (38)	$ 17	$ (377)
Adjustments:						
Income tax provision (benefit)	(4)	1	(9)	(14)	1	(101)
Net interest expense	7	5	11	18	9	27
Other (income) expense, net	(1)	5	(2)	(3)	6	24
Depreciation and amortization	26	28	31	57	54	121
Asset impairments	-	-	-	-	-	345
Goodwill impairment	-	-	-	-	-	16
Non-cash losses on equity investments	-	-	-	-	-	123
EBITDA	$ 17	$ 36	$ 3	$ 20	$ 87	$ 178
Adjustments:						
Cash settlements of ineffective foreign currency derivative contracts	(2)	-	(2)	(4)	-	(5)
Adjusted EBITDA	$ 15	$ 36	$ 1	$ 16	$ 87	$ 173

We define EBITDA as earnings before income taxes, net interest expense, net other income or expense, and depreciation and amortization expense. We separately disclose our non-cash asset impairment charges, which, if not material, would be reflected as a component of our depreciation and amortization expense. Because these impairment charges are material to 2015 results of operations, we have reported them as a separate line item in our 2015 consolidated statement of operations. Non-cash goodwill impairment and non-cash losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we include realized losses from the cash settlements of our ineffective foreign currency derivative contracts, which is excluded from EBITDA as a component of net other income and expense. We use EBITDA to monitor and facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measure of EBITDA provides useful information to the public regarding our ability to service debt and fund capital expenditures and may help our investors understand our operating performance and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA and Adjusted EBITDA differently from the way we do, which may limit their usefulness as comparative measures. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

HELIX
ENERGY SOLUTIONS



HLX Listed NYSE®
Follow Helix on Twitter - @Helix_ESG
www.linkedin.com/company/helix-energy-solutions-group

Navigating the present, focusing on the future.